UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2026

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5005 McConnell Avenue Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 655-2928

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Item 7.01	Regulation FD Disclosure.

On July 20, 2026, Armata Pharmaceuticals, Inc. (the “Company”) issued a press release announcing significant clinical, regulatory, manufacturing and operational progress supporting advancement of AP-SA02, the Company’s intravenously administered Staphylococcus aureus (“S. aureus”) multi-phage product candidate, toward a planned Phase 3 superiority study for adjunct treatment of complicated bacteremia caused by methicillin-sensitive S. aureus (“MSSA”) or methicillin-resistant S. aureus (“MRSA”).

The press release further discussed a $2.5 million award announced on June 23, 2026 from the U.S. Department of Defense, which is a continuation of a previously announced award and brings total funding received to date under that award to $28.7 million. These additional $2.5 million funds are intended to support activities related to the Company’s continued preparation and readiness for its planned Phase 3 clinical study. The Company is in close communication with its partners at the DoD regarding potential new support, including for the execution of the planned Phase 3 clinical study. Separate from this existing DoD award, or any potential new DoD award, the Company also continues to pursue and evaluate other funding pathways to support execution of the planned Phase 3 clinical study.

The press release further provided a corporate update, including the promotion of David House to Chief Financial Officer.

The full text of the press release issued in connection with this announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 20, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2026	Armata Pharmaceuticals, Inc.

	By:	/s/ David House
	Name:	David House
	Title:	Chief Financial Officer